                                                                     Exhibit 4.1
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------











                              McKESSON CORPORATION
                             A Delaware Corporation

                                      AND

                     THE FIRST NATIONAL BANK OF CHICAGO

                                    Trustee


                                   INDENTURE

                          Dated as of _________, 1994





             ______% Exchangeable Subordinated Debentures Due 2004

















- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            CROSS REFERENCE SHEET*

                          --------------------------

                                    Between

     Provisions of Trust Indenture Act of 1939 and Indenture dated as of ____________, 1994 between McKesson Corporation, a Delaware corporation, and The First National Bank of Chicago, Trustee, providing for ______% Exchangeable Subordinated Debentures Due 2004:


      Section of the Act               Section of Indenture
- -------------------------------  -------------------------------
310(a)(1) and (2)............... 8.9
310(a)(3) and (4)............... Inapplicable
310(b).......................... 8.8 and 8.10(b) and (d)

310(c).......................... Inapplicable

311(a).......................... 8.13

311(b).......................... 8.13

311(c).......................... Inapplicable

312(a).......................... 6.1 and 6.2(a)

312(b).......................... 6.2(b)

312(c).......................... 6.2(c)

313(a).......................... 6.3(a)

313(b)(1)....................... Inapplicable

313(b)(2)....................... 6.3(a)

313(c).......................... 6.3(a)

313(d).......................... 6.3(b)

314(a).......................... 6.4

314(b).......................... Inapplicable

314(c)(1) and (2)............... 16.5

314(c)(3)....................... Inapplicable

314(d).......................... Inapplicable

- ------------------
*  This Cross Reference Sheet is not part of the Indenture.

314(e).......................... 16.5

314(f).......................... Inapplicable

315(a), (c) and (d)............. 8.1

315(b).......................... 7.8

315(e).......................... 7.9

316(a)(1)....................... 7.7

316(a)(2)....................... Not required

316(a) (last sentence).......... 9.4

316(b).......................... 11.2

317(a).......................... 7.2

317(b).......................... 5.4 and 13.2

318(a).......................... 16.7

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
ARTICLE I.    DEFINITIONS ............................................   1
    Section 1.1     Definitions ......................................   1
ARTICLE II.   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND
              EXCHANGE OR DEBENTURES .................................   7
    Section 2.1     Designation, Amount and Issue of
                    Debentures .......................................   7
    Section 2.2     Form of Debentures ...............................   7
    Section 2.3     Date and Denomination of Debentures;
                    Payments of Interest .............................   8
    Section 2.4     Execution of Debentures ..........................   9
    Section 2.5     Substitution and Registration of Transfer
                    of Debentures; Restrictions on Transfer;
                    Depositary .......................................  10
    Section 2.6     Mutilated, Destroyed, Lost or Stolen
                    Debentures .......................................  11
    Section 2.7     Temporary Debentures .............................  12
    Section 2.8     Cancellation of Debentures Paid, etc .............  12

ARTICLE III.  REDEMPTION OF DEBENTURES ...............................  13
    Section 3.1     Redemption Prices ................................  13
    Section 3.2     Notice of Redemption; Selection of
                    Debentures .......................................  13
    Section 3.3     Payment of Debentures Called for
                    Redemption .......................................  14
    Section 3.4     Exchange Arrangement on Call for
                    Redemption .......................................  15

ARTICLE IV.   SUBORDINATION OF DEBENTURES ............................  16
    Section 4.1     Agreement of Subordination .......................  16
    Section 4.2     Payments to Debenturesholders ....................  16
    Section 4.3     Subrogation of Debentures ........................  18
    Section 4.4     Authorization by Debentureholders ................  19
    Section 4.5     Notice to Trustee ................................  19
    Section 4.6     Trustee's Relation to Senior Indebtedness ........  20
    Section 4.7     No Impairment of Subordination ...................  21

ARTICLE V.    PARTICULAR COVENANTS OF THE COMPANY ....................  21
    Section 5.1     Payment of Principal, Premium and Interest .......  21
    Section 5.2     Maintenance of Office or Agency ..................  21
    Section 5.3     Appointments To Fill Vacancies in
                    Trustee's Office .................................  22
    Section 5.4     Provisions as to Paying Agent ....................  22
    Section 5.5     Corporate Existence ..............................  23
    Section 5.6     Statement as to Compliance .......................  23

ARTICLE VI.   DEBENTUREHOLDERS' LISTS AND REPORTS BY THE
              COMPANY AND THE TRUSTEE ................................  24
    Section 6.1     Debentureholders' Lists ..........................  24
    Section 6.2     Preservation and Disclosure of Lists .............  24

                               TABLE OF CONTENTS
                                  (continued)
                                                                      Page
                                                                      ----
    Section 6.3     Reports by Trustee................................  24
    Section 6.4     Reports by Company................................  25

ARTICLE VII.   REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON
               AN EVENT OF DEFAULT....................................  25
    Section 7.1     Events of Default.................................  25
    Section 7.2     Payments of Debentures on Default; Suit
                    Therefor..........................................  27
    Section 7.3     Application of Monies Collected by Trustee........  29
    Section 7.4     Proceedings by Debentureholder....................  30
    Section 7.5     Proceedings by Trustee............................  31
    Section 7.6     Remedies Cumulative and Continuing................  31
    Section 7.7     Direction of Proceedings and Waiver of
                    Defaults by Majority of Debentureholders..........  31
    Section 7.8     Notice of Defaults................................  32
    Section 7.9     Undertaking To Pay Costs..........................  32

ARTICLE VIII.  CONCERNING THE TRUSTEE.................................  33
    Section 8.1     Duties and Responsibilities of Trustee............  33
    Section 8.2     Reliance on Documents, Opinions, etc..............  34
    Section 8.3     No Responsibility for Recitals, etc...............  35
    Section 8.4     Trustee, Paying Agents, Exchange Agent or
                    Registrar May Own Debentures......................  35
    Section 8.5     Monies To Be Held in Trust........................  36
    Section 8.6     Compensation and Expenses of Trustee..............  36
    Section 8.7     Officer's Certificate as Evidence.................  36
    Section 8.8     Conflicting Interests of Trustee..................  37
    Section 8.9     Eligibility of Trustee............................  37
    Section 8.10    Resignation or Removal of Trustee.................  37
    Section 8.11    Acceptance by Successor Trustee...................  38
    Section 8.12    Succession by Merger, etc.........................  39
    Section 8.13    Limitation on Rights of Trustee as
                    Creditor..........................................  40

ARTICLE IX.    CONCERNING THE DEBENTUREHOLDERS........................  40
    Section 9.1     Action by Debentureholders........................  40
    Section 9.2     Proof of Execution by Debentureholders............  40
    Section 9.3     Who Are Deemed Absolute Owners....................  41
    Section 9.4     Company-Owned Debentures Disregarded..............  41
    Section 9.5     Revocation of Consents; Future Holders
                    Bound.............................................  41

ARTICLE X.     DEBENTUREHOLDERS' MEETINGS.............................  42
    Section 10.1    Purpose of Meetings...............................  42
    Section 10.2    Call of Meetings by Trustee.......................  42
    Section 10.3    Call of Meetings by Company or
                    Debentureholders..................................  43
    Section 10.4    Qualifications for Voting.........................  43
    Section 10.5    Regulations.......................................  43
    Section 10.6    Voting............................................  44

                               TABLE OF CONTENTS
                                  (continued)

                                                                      Page
                                                                      ----
    Section 10.7    No Delay of Rights by Meeting ....................  44

ARTICLE XI.   SUPPLEMENTAL INDENTURES ................................  45
    Section 11.1    Supplemental Indentures Without Consent of
                    Debentureholders .................................  45
    Section 11.2    Supplemental Indentures with Consent of
                    Debentureholders .................................  46
    Section 11.3    Compliance with Trust Indenture Act;
                    Effect of Supplemental Indentures ................  47
    Section 11.4    Notation on Debentures ...........................  47
    Section 11.5    Evidence of Compliance of Supplemental
                    Indenture To Be Furnished Trustee ................  47

ARTICLE XII.  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND
              LEASE ..................................................  48
    Section 12.1    Company May Consolidate, etc. on Certain
                    Terms ............................................  48
    Section 12.2    Successor Corporation To Be Substituted ..........  48
    Section 12.3    Opinion of Counsel To Be Given Trustee ...........  49

ARTICLE XIII. SATISFACTION AND DISCHARGE OF INDENTURE ................  49
    Section 13.1    Discharge of Indenture ...........................  49
    Section 13.2    Deposited Monies To Be Held in Trust by
                    Trustee ..........................................  50
    Section 13.3    Paying Agent To Repay Monies Held ................  50
    Section 13.4    Return of Unclaimed Monies .......................  50
    Section 13.5    Reinstatement ....................................  50

ARTICLE XIV.  IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
              OFFICERS AND DIRECTORS .................................  51
    Section 14.1    Indenture and Debentures Soley Corporate
                    Obligations ......................................  51

ARTICLE XV.   EXCHANGE OF DEBENTURES .................................  51
    Section 15.1    Right To Exchange ................................  51
    Section 15.2    Method of Exchange ...............................  52
    Section 15.3    Fractional Interests .............................  53
    Section 15.4    Adjustment of Exchange Price .....................  54
    Section 15.5    Exchange Agent Agreement .........................  55
    Section 15.6    Company To Give Notice of Certain Events .........  60
    Section 15.7    Merger of Armor All ..............................  61
    Section 15.8    Certain Tender or Exchange Offers for
                    Exchange Property ................................  62
    Section 15.9    Tax Adjustments in Exchange Price ................  62
    Section 15.10   Cash Equivalent ..................................  64
    Section 15.11   Repurchase Rights ................................  64
    Section 15.12   Withdrawals of Exchange Property .................  65
    Section 15.13   Obligations of Trustee and Exchange Agent ........  66
    Section 15.14   Covenants by the Company .........................  66
    Section 15.15   Transfer Taxes ...................................  66

                                     -iii-

                               TABLE OF CONTENTS
                                  (continued)

                                                                      Page
                                                                      ----
    Section 15.16   Fully Paid Shares ................................  67
    Section 15.17   Cancellation .....................................  67
    Section 15.18   Registration of Armor All Common Stock ...........  67

ARTICLE XVI.  MISCELLANEOUS PROVISIONS ...............................  67
    Section 16.1    Provisions Binding on Company's Successors .......  67
    Section 16.2    Official Acts by Successor Corporation ...........  67
    Section 16.3    Addresses for Notices, etc .......................  68
    Section 16.4    Governing Law ....................................  68
    Section 16.5    Evidence of Compliance with Conditions Precedent;
                    Certificates to Trustee ..........................  68
    Section 16.6    Legal Holidays ...................................  69
    Section 16.7    Trust Indenture Act ..............................  69
    Section 16.8    No Security Interest Created .....................  69
    Section 16.9    Benefits of Indenture ............................  69
    Section 16.10   Table of Contents, Headings, etc .................  69
    Section 16.11   Authenticating Agent .............................  69
    Section 16.12   Execution in Counterparts ........................  70

     INDENTURE dated as of _____________, 1994 between McKESSON CORPORATION, a Delaware corporation (hereinafter sometimes called the "Company," as more fully set forth in Section 1.1), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (hereinafter sometimes called the "Trustee," as more fully set forth in Section 1.1),

                              W I T N E S S E T H:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its _______% Exchangeable Subordinated Debentures Due 2004 (hereinafter sometimes called the "Debentures"), in an aggregate principal amount not to exceed $155,000,000 and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of exchange notice, a form of repurchase election and a certificate of transfer to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

     WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below), as follows:


                                   ARTICLE I.

                                  DEFINITIONS

     Section 1.1  Definitions.  The terms defined in this Section 1.1 (except as
                  -----------
herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

     Armor All Common Stock:  The term "Armor All Common Stock" shall mean any
     ----------------------
stock of any class of Armor All Products Corporation ("Armor All") which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of Armor All and which is not subject to redemption by Armor All delivered to the Exchange Agent by the Company pursuant to this Indenture and the Exchange Agent Agreement and which shall initially constitute the Exchange Property.

     Board of Directors:  The term "Board of Directors" shall mean the Board of
     ------------------
Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

     Business Day:  The term "Business Day" shall mean any day excluding:  (i)
     ------------
any Saturday, Sunday and any day which is a legal holiday under the laws of the State of California or New York or at the Corporate Trust Office of the Trustee, or (ii) any day on which banking institutions in either state are required or permitted by law or other governmental action to close.

     Commission:  The term "Commission" shall mean the Securities and Exchange
     ----------
Commission.

     Company:  The term "Company" shall mean McKesson Corporation, a Delaware
     -------
corporation, and subject to the provisions of Article XII, shall include its successors and assigns.

     Corporate Trust Office of the Trustee:  The term "Corporate Trust Office of
     -------------------------------------
the Trustee," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126,
Attention:  Corporate Trust Services Division; except that for purposes of
Section 5.2, such term shall mean the office or agent of the Trustee in the Borough of Manhattan, the City of New York, which office this date hereof is located at 14 Wall Street, 8th Floor, New York, New York 10005.

     Debenture or Debentures:  The terms "Debenture" or "Debentures" shall mean
     -----------------------
any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.

     Debenture register:  The term "Debenture register" shall have the meaning
     ------------------
specified in Section 2.5.

     Debenture registrar:  The term "Debenture registrar" shall have the meaning
     -------------------
specified in Section 2.5.

     Debentureholder; holder:  The terms "Debentureholder" or "holder" as
     -----------------------
applied to any Debenture, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Debenture is registered on the Debenture registrar's books.

     Event of Default:  The term "Event of Default" shall mean any event
     ----------------
specified in Section 7.1(a), (b), (c), (d), (e), (f) or (g).

     Exchange Act:  The term "Exchange Act" means the Securities Exchange Act of
     ------------
1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time during the term hereof.

     Exchange Agent:  The term "Exchange Agent" means the Exchange Agent under
     --------------
the Exchange Agent Agreement, until a successor Exchange Agent shall have become such pursuant to the provisions of Section 16 of the Exchange Agent Agreement, and thereafter "Exchange Agent" shall mean such successor Exchange Agent thereunder and from time to time any subsequent successor pursuant to such provisions.

     Exchange Agent Agreement:  The term "Exchange Agent Agreement" means the
     ------------------------
Exchange Agent Agreement entered into pursuant to the provisions of Section 15.5 hereof, as the same may be supplemented and amended from time to time.

     Exchange Price:  The term "Exchange Price" means initially $____ per share,
     --------------
which is equivalent to an exchange rate of ____ shares of Armor All Common Stock per $1,000 principal amount of Debentures, and thereafter means such price as from time to time adjusted and in effect in accordance with the provisions of
Article XV hereof.

     Exchange Property:  The "Exchange Property" shall initially be fully paid
     -----------------
and nonassessable shares of Armor All Common Stock, the amount to be determined by dividing the aggregate principal amount of the Debentures by the Exchange Price, delivered to the Exchange Agent by the Company pursuant to the Exchange Agent Agreement simultaneously with the execution delivery of this Indenture, and thereafter may also include such other securities, cash or other property attributable to the Armor All Common Stock or other Exchange Property, which at the time are deliverable upon surrender of the Debentures for exchange in accordance with Article XV of this Indenture.

     Indenture:  The term "Indenture" shall mean this instrument as originally
     ---------
executed or, if amended or supplemented as herein provided, as so amended or supplemented, pursuant to which the principal amount of up to $155,000,000 of ____% Exchangeable Subordinated Debentures Due 2004 shall be issued by the Company.

     Market Price:  The term "Market Price" means, when used with respect to
     ------------
Armor All Common Stock or any other security as of any date, (i) the last reported sale price regular way or, in case no such reported sales take place on such days, the average of the reported closing bid and asked prices regular way, for the 5 consecutive trading days immediately preceding such date, in either case, on the New York Stock Exchange, or (ii) if the Armor All Common Stock or other Exchange Property, as the case may be, is not listed or admitted to trading on the New York Stock Exchange, the last reported sale price regular way or, in the case no such reported sales take place on such days, the average of the reported closing bid and asked prices regular way, for the 5 consecutive trading days immediately preceding such date, on the principal national securities exchange on which the Armor All Common Stock or other Exchange Property, as the case may be, is listed or admitted to trading, or (iii) if the Armor All Common Stock or other Exchange Property, as the case may be, is not listed or admitted to trading on any national securities exchange, the last reported sale price of the Armor All Common Stock or other Exchange Property, as the case may be, for the 5 consecutive trading days immediately preceding such date, on the Nasdaq National Market, or (iv) if the Armor All Common Stock or other Exchange Property, as the case may be, is not listed or admitted to trading on any national securities exchange or Nasdaq National Market, the closing sale price (or the quoted closing bid price if there were no sales) for the 5 consecutive trading days immediately preceding such date, as reported by The Nasdaq Stock Market. If none of the conditions set forth above is met, the Market Price shall be the fair market value of the Armor All Common Stock or Other Exchange Property, as the case may be, as determined by a member firm of the New York Stock Exchange selected by the Exchange Agent.

     McKesson-Maryland:  The term "McKesson-Maryland" shall mean McKesson
     -----------------
Corporation, a wholly owned subsidiary of the Company incorporated in the State of Maryland, and any successor Person which is a wholly owned subsidiary of the Company.

     Officer's Certificate:  The term "Officer's Certificate," when used with
     ---------------------
respect to the Company, shall mean a certificate signed by the Chairman, Chief Executive Officer, President, Treasurer, Secretary, Controller or any Vice President, Assistant Treasurer or Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 16.5 if and to the extent required by the provisions of such Section.

     Opinion of Counsel:  The term "Opinion of Counsel" shall mean an opinion in
     ------------------
writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 16.5 if and to the extent required by the provisions of such Section.

     outstanding:  The term "outstanding," when used with reference to
     -----------
Debentures, shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except

          (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Debentures, or portions thereof, for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided
                                                                     --------
     that if such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article III provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

          (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Debentures are held by bona fide holders in due course; and

          (d) Debentures exchanged for Exchange Property pursuant to Article XV and Debentures not deemed outstanding pursuant to Section 3.2.

     Person:  The term "Person" shall mean a corporation, an association, a
     ------
partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

     Predecessor Debenture:  The term "Predecessor Debenture" of any particular
     ---------------------
Debenture shall mean every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

     Responsible Officer:  The term "Responsible Officer," when used with
     -------------------
respect to the Trustee, shall mean an officer of the Trustee assigned and duly authorized by the Trustee to administer its corporate trust matters.

     Securities Act:  The term "Securities Act" means the Securities Act of
     --------------
1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time during the term hereof.

     Senior Indebtedness:  The term "Senior Indebtedness" shall mean the
     -------------------
principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding at the date hereof or thereafter incurred or created:

          (a) all indebtedness of the Company for money borrowed (including any indebtedness secured by a mortgage or other lien which is (i) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (ii) existing on property at the time of acquisition thereof);

          (b) all indebtedness of the Company evidenced by notes, debentures, bonds or similar instruments (excluding any such indebtedness for trade payables or constituting the deferred purchase price of assets or services incurred in the ordinary course of business) and all indebtedness of the Company consisting of reimbursement obligations due and owing with respect to letters of credit;

          (c) all lease obligations of the Company which are capitalized on the books of the Company in accordance with generally accepted accounting principles;

          (d) all indebtedness consisting of commitment or standby fees due and payable to lending institutions with respect to credit facilities available to the Company;

          (e) all indebtedness consisting of obligations of the Company due and payable under interest rate and currency swaps, floors, caps or other similar arrangements intended to fix interest rate obligations;

          (f) all indebtedness of others of the kinds described in the preceding clauses (a), (b), (d) or (e) and all lease obligations of others of the kind described in the preceding clause (c) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase, contingent or otherwise; and

          (g) all renewals, extensions, refundings, deferrals, amendments, modifications or supplements of indebtedness of the kinds described in any of the preceding clauses (a), (b), (d), (e) or (f) and all renewals or extensions of lease obligations of the kinds described in any of the preceding clauses (c) or (f);

unless, in the case of any particular indebtedness, lease, renewal, extension, refunding, amendment, modification or supplement, the instrument, lease or other document creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease, renewal, extension, refunding, amendment, modification or supplement is not superior in right of payment to the Debentures. Notwithstanding the foregoing, Senior Indebtedness shall not include any indebtedness or lease obligations of any kind of the Company to any subsidiary of the Company.

     Trust Indenture Act:  The term "Trust Indenture Act" shall mean the Trust
     -------------------
Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.7; provided,
                                                                 ---------
however, that in the event the Trust Indenture Act of 1939 is amended after the
- -------
date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

     Trustee:  The term "Trustee" shall mean The First National Bank of Chicago,
     -------
and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

     U.S. Government Obligations:  The term "U.S. Government Obligations" shall
     ---------------------------
mean direct non-callable obligations of, or non-callable obligations the payment of principal of and interest on which is guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, or beneficial interests in a trust the corpus of which consists exclusively of money or such obligations or a combination thereof.

     The definitions of certain other terms are as specified in Section 3.5 and
Article XV.


                                  ARTICLE II.

                  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                           AND EXCHANGE OF DEBENTURES

     Section 2.1  Designation, Amount and Issue of Debentures.  The Debentures
                  -------------------------------------------
shall be designated as "______% Exchangeable Subordinated Debentures Due 2004." Debentures not to exceed the aggregate principal amount of $155,000,000 upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its (a) Chairman, Chief Executive Officer, President or any Vice President and (b) its Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

     Section 2.2  Form of Debentures.  The Debentures and the Trustee's
                  ------------------
certificate of authentication to be borne by the Debentures shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

     Any of the Debentures may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Debentures may be listed, or to conform to usage.

     The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Section 2.3  Date and Denomination of Debentures; Payments of Interest.
                  ---------------------------------------------------------
The Debentures shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Every Debenture shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Debenture, attached as Exhibit A hereto.

     The Person in whose name any Debenture (or its Predecessor Debenture) is registered at the close of business on any record date with respect to any interest payment date (including any Debenture that is exchanged after the record date and on or before the interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debenture upon any transfer, substitution or exchange subsequent to the record date and prior to such interest payment date. Interest may, at the option of the Company, be paid by check mailed to the address of such Person on the registry kept for such purposes. The term "record date" with respect to any interest payment date shall mean the February 1 or August 1 preceding said February 15 or August 15.

     Interest on the Debentures shall be computed on the basis of a year of twelve 30-day months.

     Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any said February 15 or August 15 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Debentureholder on the relevant record date by virtue of his having been such Debentureholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Debenture and the date of the payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Debentureholder at his address as it appears in the Debenture register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Section 2.4  Execution of Debentures.  The Debentures shall be signed in
                  -----------------------
the name and on behalf of the Company by the facsimile signature of its Chairman, its Chief Executive Officer, its President or any of its Vice Presidents and attested by the facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debentures had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such Person was not such an officer.

     Section 2.5  Substitution and Registration of Transfer of Debentures;
                  --------------------------------------------------------
Restrictions on Transfer; Depositary.  The Company shall cause to be kept at the
- ------------------------------------
Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.2 being herein sometimes collectively referred to as the "Debenture register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Debenture registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars in accordance with
Section 5.2.

     Upon surrender for registration of transfer of any Debenture to the Debenture registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount.

     Debentures may be substituted for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be substituted at any such office or agency. Whenever any Debentures are so surrendered for substitution, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the substitution is entitled to receive.

     All Debentures issued upon any registration of transfer or substitution of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or substitution.

     Every Debenture presented or surrendered for registration of transfer or for substitution shall (if so required by the Company or the Debenture registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, and the Debenture shall be duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or substitution of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or substitution of Debentures.

     In the event of a redemption of the Debentures in part, the Company will not be required to register the transfer or substitution of Debentures for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Debentures called for such redemption; or to register the transfer or substitution of any such Debenture, or portion thereof, called for redemption.

     Section 2.6  Mutilated, Destroyed, Lost or Stolen Debentures. In case any
                  -----------------------------------------------
Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Debenture, bearing a number not contemporaneously outstanding, in substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

     The Trustee or such authenticating agent may authenticate any such substituted Debenture and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or is about to be exchanged for Exchange Property shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or exchange or authorize the exchange of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or exchange shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or the Exchange Agent of the destruction, loss or theft of such Debenture and of the ownership thereof.

     Every substitute Debenture issued pursuant to the provisions of this
Section 2.6 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the substitution or payment or exchange of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the substitution or payment or exchange of negotiable instruments or other securities without their surrender.

     Section 2.7  Temporary Debentures.  Pending the preparation of definitive
                  --------------------
Debentures, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the definitive Debentures but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debentures. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent definitive Debentures and thereupon any or all temporary Debentures may be surrendered in substitution therefor, at each office or agency maintained by the Company pursuant to Section
5.2 and the Trustee or such authenticating agent shall authenticate and deliver in substitution for such temporary Debentures an equal aggregate principal amount of definitive Debentures. Such substitution shall be made by the Company at its own expense and without any charge therefor. Until so substituted, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Debentures authenticated and delivered hereunder.

     Section 2.8  Cancellation of Debentures Paid, etc.  All Debentures
                  -------------------------------------
surrendered for the purpose of payment, redemption, exchange, substitution or registration of transfer, shall, if surrendered to the Company or any paying agent or any Debenture registrar or the Exchange Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Debentures (unless the Company directs it to do otherwise) and, after such destruction, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

                                  ARTICLE III.

                            REDEMPTION OF DEBENTURES

     Section 3.1  Redemption Prices.  The Company may, at its option, redeem
                  -----------------
all or from time to time any part of the Debentures on any date prior to maturity, upon notice as set forth in Section 3.2, and at the optional redemption prices set forth in the form of Debenture attached as Exhibit A hereto, together with accrued interest to the date fixed for redemption; provided, however, that no such redemption shall be effected before February 16,
- -----------------
1999.

     Section 3.2  Notice of Redemption; Selection of Debentures. In case the
                  ---------------------------------------------
Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures pursuant to Section 3.1, it shall fix a date for redemption and, in the case of any redemption pursuant to Section 3.1, it or, at its request, the Trustee in the name of and at the expense of the Company (where such request must be received by the Trustee at least 10 Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee) shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debentures so to be redeemed as a whole or in part at their last addresses as the same appear on the Debenture register of the Company (provided that if the Company shall give such notice, it
                         --------
shall also give such notice, and notice of the Debentures to be redeemed, to the Trustee). Such mailing shall be by first-class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

     Each such notice of redemption shall specify the aggregate principal amount of Debentures to be redeemed, the date fixed for redemption, the redemption price at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Exchange Price and the date on which the right to exchange such Debentures or portions thereof into Exchange Property will expire. If fewer than all the Debentures are to be redeemed, the notice of redemption shall identify the Debentures to be redeemed. In case any Debenture is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

     On or prior to the Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to redeem on the redemption date all the Debentures so called for redemption (other than those theretofore surrendered for exchange into Exchange Property) at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If any Debenture called for redemption is exchanged pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust. If fewer than all the Debentures are to be redeemed, the Company will give the Trustee written notice in the form of an Officer's Certificate not fewer than 45 days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Debentures to be redeemed.

     If fewer than all the Debentures are to be redeemed, the Trustee shall select, by lot or, in its sole discretion, pro rata, the Debentures or portion thereof (in multiples of $1,000) to be redeemed. If any Debenture selected for partial redemption is exchanged in part after such selection, the exchanged portion of such Debenture shall be deemed (so far as may be) to be the portion to be selected for redemption. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is exchanged as a whole or in part before the mailing of the notice of redemption.

     Upon any redemption of less than all Debentures, the Company and the Trustee may treat as outstanding any Debentures surrendered for exchange during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Debenture authenticated and delivered during such period in substitution for the unexchanged portion of any Debenture exchanged in part during such period.

     Section 3.3  Payment of Debentures Called for Redemption.  If notice of
                  -------------------------------------------
redemption has been given as above provided, the Debentures or portion of Debentures with respect to which such notice has been given shall, unless exchanged into Exchange Property pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debentures at the redemption price, together with interest accrued to said date) interest on the

Debentures or portion of Debentures so called for redemption shall cease to accrue and such Debentures shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be exchangeable into Exchange Property and, except as provided in Sections 8.5 and 13.5, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on the date fixed
- --------
for redemption shall be payable to the holders of such Debentures registered as such on the relevant record date subject to the terms and provisions of Section
2.3 hereof.

     Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

     Notwithstanding the foregoing, the Trustee shall not redeem any Debentures or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Debentures or of any Event of Default of which, in the case of any Event of Default other than under Section 7.1(a) or (b), a Responsible Officer of the Trustee has knowledge. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Debenture and such Debenture shall remain exchangeable into Exchanged Property until the principal and premium, if any, shall have been paid or duly provided for.

     Section 3.4  Exchange Arrangement on Call for Redemption.  In connection
                  -------------------------------------------
with any redemption of Debentures, the Company may arrange for the purchase and exchange of any Debentures by an agreement with one or more investment bankers or other purchasers to purchase such Debentures by paying to the Trustee in trust for the Debentureholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of such Debentures. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Debentures, together with interest accrued to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any

Debentures not duly surrendered for exchange by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such purchasers for exchange, all as of immediately prior to the close of business on the date fixed for redemption (and the right to exchange any such Debentures shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Debentures. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and exchange of any Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and exchange of any Debentures between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


                                  ARTICLE IV.

                          SUBORDINATION OF DEBENTURES

     Section 4.1  Agreement of Subordination.  The Company covenants and
                  --------------------------
agrees, and each holder of Debentures issued hereunder by his acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article IV; and each Person holding any Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment of the principal of, premium, if any, and interest on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article IV shall prevent the occurrence of any Event of Default hereunder.

     Section 4.2  Payments to Debentureholders.  In the event and during the
                  ----------------------------
continuation of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior

Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of, or premium, if any, or interest on the Debentures except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to the happening of such default.

     Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest on the Debentures (except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization for any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Debentures or the Trustee would be entitled, except for the provision of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Debentures or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the holders of the Debentures before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     For purposes of this Article IV, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Debentures to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new
                --------
corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of Senior Indebtedness (other than leases) and of leases which are assumed are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 4.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article
XII. Nothing in this Section 4.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6.

     Section 4.3  Subrogation of Debentures.  Subject to the payment in full
                  -------------------------
of all Senior Indebtedness, the rights of the holders of the Debentures shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this
Article IV, and no payment pursuant to the provisions of this Article IV to or for the benefit of the holders of Senior Indebtedness by holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article IV are and are intended solely for the purposes of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     Nothing contained in this Article IV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article IV, the Trustee, subject to the provisions of Section 8.1, and the holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of the Debentures, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article IV.

     Section 4.4  Authorization by Debentureholders.  Each holder of a
                  ---------------------------------
Debenture by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article IV and appoints the Trustee his attorney-in-fact for any and all such purposes.

     Section 4.5  Notice to Trustee.  The Company shall give prompt written
                  -----------------
notice in the form of an Officer's Certificate to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article IV. Notwithstanding the provisions of this
Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article IV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company (in the form of an Officer's Certificate) or a holder or holders of Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist; provided
                                                                      --------
that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Debenture) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 4.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

     Notwithstanding anything to the contrary hereinbefore set forth, nothing shall prevent any payment by the Company or the Trustee to the Debentureholders of monies in connection with a redemption of Debentures if (i) notice of such redemption has been given pursuant to Article III or Section 13.1 prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date.

     The Trustee, subject to the provisions of Section 8.1, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article IV, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 4.6  Trustee's Relation to Senior Indebtedness.  The Trustee in
                  -----------------------------------------
its individual capacity shall be entitled to all the rights set forth in this
Article IV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section
8.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 8.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Debentures, the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article IV or otherwise.

    Section 4.7  No Impairment of Subordination.  No right of any present or
                 ------------------------------
future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.


                                   ARTICLE V.

                      PARTICULAR COVENANTS OF THE COMPANY

     Section 5.1  Payment of Principal, Premium and Interest.  The Company
                  ------------------------------------------
covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures. Each installment of interest on the Debentures due on any semi-annual interest payment date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Debentures entitled thereto as they shall appear on the registry books of the Company.

     Section 5.2  Maintenance of Office or Agency.  The Company will maintain
                  -------------------------------
in the Borough of Manhattan, the City of New York, an office or agency where the Debentures may be surrendered for registration of transfer or substitution or for presentation for payment or for exchange or redemption and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee or the office of the Trustee in the Borough of Manhattan, the City of New York.

     The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall
                           --------
in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.
The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby initially designates the Trustee as paying agent, Debenture registrar and Exchange Agent and each of the Corporate Trust Office of the Trustee and the office of the Trustee in the Borough of Manhattan, the City of New York, as one such office or agency of the Company for each of the aforesaid purposes.

     So long as the Trustee is the Debenture registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11.

     Section 5.3  Appointments To Fill Vacancies in Trustee's Office.  The
                  --------------------------------------------------
Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 5.4  Provisions as to Paying Agent.
                  -----------------------------

          (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

             (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

             (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of and premium, if any, or interest on the Debentures when the same shall be due and payable; and

             (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

          The Company shall, before each due date of the principal of, premium, if any, or interest on the Debentures, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

          (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the principal of, premium, if any, or interest on the Debentures when the same shall become due and payable.

          (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

          (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

     Section 5.5  Corporate Existence.  Subject to Article XII, the Company will
                  -------------------
do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

     Section 5.6  Statement as to Compliance.  The Company will deliver to the
                  --------------------------
Trustee, within 120 days after the end of each fiscal year, an Officer's Certificate stating that:

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under such officer's supervision; and

          (2) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                                  ARTICLE VI.

                     DEBENTUREHOLDERS' LISTS AND REPORTS BY
                          THE COMPANY AND THE TRUSTEE

     Section 6.1  Debentureholders' Lists.  The Company covenants and agrees
                  -----------------------
that it will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each February 15 and August 15 in each year beginning with August 15, 1994, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Debenture registrar.

     Section 6.2  Preservation and Disclosure of Lists.
                  -------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Debenture registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

          (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

     Section 6.3  Reports by Trustee.
                  ------------------

          (a) Within 60 days after February 15 of each year commencing with the year 1995, the Trustee shall transmit to holders of Debentures such reports dated as of February 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

       (b) A copy of such reports shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with each securities exchange upon which the Debentures are listed, if any, with the Commission and with the Company. The Company will notify the Trustee within a reasonable time when the Debentures are listed on any securities exchange.

     Section 6.4  Reports by Company.  The Company shall file with the Trustee
                  ------------------
and the Commission, and transmit to holders of Debentures, such information, documents and other reports and such summaries thereof as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports
                      --------
required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same are so required to be filed with the Commission.


                                  ARTICLE VII.

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                             ON AN EVENT OF DEFAULT

     Section 7.1  Events of Default.  In case one or more of the following
                  -----------------
Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a) default in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of and premium, if any, on any of the Debentures as and when the same shall become due and payable either at maturity or in connection with any redemption, by declaration or otherwise; or

          (c) failure on the part of the Company to deliver Exchange Property (or cash in lieu thereof in accordance with Section 15.10) for any Debenture surrendered for exchange in accordance with the provisions of
     Article XV; or

          (d) failure on the part of the Company to repurchase any Debenture surrendered by a Debentureholder upon proper exercise of his Repurchase Right on the Repurchase Date; or

          (e) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company in the Debentures or in this Indenture specifically contained for the benefit of the Debentureholders (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such failure for a period of 60 days after the date of written notice of such failure. Such notice shall state that it is a "Notice of Default" hereunder, shall require the Company to remedy the same and shall have been given to the Company by the Trustee or to the Company and a Responsible Officer of the Trustee by the holders of at least 25 percent in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4; or

          (f) the Company or, so long as the assets of McKesson-Maryland comprise at least 50% of the consolidated assets of the Company, McKesson-Maryland, shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

          (g) an involuntary case or other proceeding shall be commenced against the Company, or so long as the assets of McKesson-Maryland comprise at least 50% of the consolidated assets of the Company, McKesson-Maryland, seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.1(f) or (g)), unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25 percent in aggregate principal amount of the Debentures then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Debentureholders) may declare the principal of all the Debentures and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. If an Event of Default specified in Section 7.1(f) or (g) occurs and is continuing, the principal of all the Debentures and the interest accrued thereon shall be immediately due and payable. This provision, however, is subject to the conditions that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Debentures and the principal of and premium, if any, on any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Debentures, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all Events of Default under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Debentures which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Event of Default, or shall impair any right consequent thereon. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Debentures and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Debentures and the Trustee shall continue as though no such proceeding had been taken.

     Section 7.2  Payments of Debentures on Default; Suit Therefor. The Company
                  ------------------------------------------------
covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Debentures as and when the same shall have become due and payable, whether at maturity of the Debentures or in connection with any redemption, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Debentures to the registered holders, whether or not the Debentures are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

     In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Debentureholder any plan of reorganization or arrangement affecting the Debentures or the rights of any Debentureholder, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures.

     In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

     Section 7.3  Application of Monies Collected by Trustee.  Any monies
                  ------------------------------------------
collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

          First:  To the payment of all amounts due the Trustee under Section
     8.6;

          Second: Subject to the provisions of Article IV, in case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the

     Debentures, such payments to be made ratably to the persons entitled thereto;

          Third: Subject to the provisions of Article IV, in case the principal of the outstanding Debentures shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debentures; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

          Fourth: Subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

     Section 7.4  Proceedings by Debentureholder.  No holder of any Debenture
                  ------------------------------
shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25 percent in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision of this Indenture and any provision of any Debenture, the right of any holder of any Debenture to receive payment of the principal of and premium, if any, and interest on such Debenture, on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

     Anything in this Indenture or the Debentures to the contrary notwithstanding, the holder of any Debenture, without the consent of either the Trustee or the holder of any other Debenture, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of exchange as provided herein.

     Section 7.5  Proceedings by Trustee.   In case of an Event of Default the
                  ----------------------
Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 7.6  Remedies Cumulative and Continuing.  Except as provided in
                  ----------------------------------
Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

     Section 7.7  Direction of Proceedings and Waiver of Defaults by Majority of
                  --------------------------------------------------------------
Debentureholders.  The holders of a majority in aggregate principal amount of
- ----------------
the Debentures at the time out-
standing determined in accordance with Section 9.4 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that (a) such direction shall not be in conflict
         -----------------
with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4 may on behalf of the holders of all of the Debentures waive any past Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Debentures, (ii) a failure by the Company to exchange any Debentures into Exchange Property or
(iii) a default in respect of a covenant or provisions hereof which under
Article XI cannot be modified or amended without the consent of the holders of all Debentures then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon. Whenever any Event of Default hereunder shall have been waived as permitted by this Section 7.7, said Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     Section 7.8  Notice of Defaults.  The Trustee shall, within 90 days after
                  ------------------
the occurrence of an Event of Default, mail to all Debentureholders, as the names and addresses of such holders appear upon the registry books of the Company, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of default in the payment of the principal of,
- --------
or premium, if any, or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders.

     Section 7.9  Undertaking To Pay Costs.  All parties to this Indenture
                  ------------------------
agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.9 shall not
                     --------
apply to any suit instituted by the Trustee, to any suit instituted by any

Debentureholder, or group of Debentureholders, holding in the aggregate more than ten percent in principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Debenture on or after the due date expressed in such Debenture or to any suit for the enforcement of the right to exchange any Debenture in accordance with the provisions of Article XV.


                                 ARTICLE VIII.

                             CONCERNING THE TRUSTEE

     Section 8.1  Duties and Responsibilities of Trustee.  The Trustee, prior to
                  --------------------------------------
the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

               (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

               (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be provided that the Trustee was negligent in ascertaining the pertinent facts;

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 8.2  Reliance on Documents, Opinions, etc.  Except as otherwise
                  -------------------------------------
provided in Section 8.1:

          (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided, however, that if the payment within a reasonable time
               -----------------
     to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; and

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

     Section 8.3  No Responsibility for Recitals, etc.  The recitals contained
                  ------------------------------------
herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     Section 8.4  Trustee, Paying Agents, Exchange Agent or Registrar May Own
                  -----------------------------------------------------------
Debentures.  The Trustee, any paying agent, the Exchange Agent or Debenture
- ----------
registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent, Exchange Agent or Debenture registrar.

     Section 8.5  Monies To Be Held in Trust.  Subject to the provisions of
                  --------------------------
Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

     Section 8.6  Compensation and Expenses of Trustee.  The Company covenants
                  ------------------------------------
and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or the exercise or performance of any of its rights or powers or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this
Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

     When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

     Section 8.7  Officer's Certificate as Evidence.  Except as otherwise
                  ---------------------------------
provided in Section 8.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such Officer's Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     Section 8.8  Conflicting Interests of Trustee.  If the Trustee has or shall
                  --------------------------------
acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 8.9  Eligibility of Trustee.  There shall at all times be a Trustee
                  ----------------------
hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 8.10  Resignation or Removal of Trustee.
                   ---------------------------------

          (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and the Company shall mail, or cause to be mailed, notice thereof to the holders of Debentures at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment 60 days after the mailing of such notice of resignation to the Debentureholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b)  In case at any time any of the following shall occur:

               (1) the Trustee shall fail to comply with Section 8.8 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months, or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

               (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

     Section 8.11  Acceptance by Successor Trustee.  Any successor trustee
                   -------------------------------
appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Debentures, to secure any amounts then due it pursuant to the provisions of
Section 8.6.

     No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, the Company shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.12   Succession by Merger, etc.  Any corporation into which the
                    --------------------------
Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the trust business of the Trustee, shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation shall be
                                   --------
qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

     In case any of the Debentures shall have been authenticated but not delivered at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Debentures either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided,
                                                                   ---------
however, that the right to adopt the certificate of authentication of any
- -------
predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 8.13  Limitation on Rights of Trustee as Creditor.  If and when the
                   -------------------------------------------
Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).


                                  ARTICLE IX.

                        CONCERNING THE DEBENTUREHOLDERS

     Section 9.1  Action by Debentureholders.  Whenever in this Indenture it is
                  --------------------------
provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of
Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation a date as the record date for determining holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

     Section 9.2  Proof of Execution by Debentureholders.  Subject to the
                  --------------------------------------
provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Debentureholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the registry of such Debentures or by a certificate of the Debenture registrar.

     The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.6.

     Section 9.3  Who Are Deemed Absolute Owners.  The Company, the Trustee, any
                  ------------------------------
paying agent, the Exchange Agent and any Debenture registrar may deem the Person in whose name such Debenture shall be registered upon the books of the Company to be, and may treat him as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Debenture, for exchange of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor the Exchange Agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

     Section 9.4  Company-Owned Debentures Disregarded.  In determining whether
                  ------------------------------------
the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining
                                   --------
whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Debentures which a Responsible Officer knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 8.1, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purpose of any such determination.

     Section 9.5  Revocation of Consents; Future Holders Bound.  At any time
                  --------------------------------------------
prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in substitution therefor.


                                   ARTICLE X.

                           DEBENTUREHOLDERS' MEETINGS

     Section 10.1  Purpose of Meetings.  A meeting of Debentureholders may be
                   -------------------
called at any time and from time to time pursuant to the provisions of this
Article X for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article VII;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

          (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

     Section 10.2  Call of Meetings by Trustee.  The Trustee may at any time
                   ---------------------------
call a meeting of Debentureholders to take any action specified in Section 10.1, to be held at such time and at such place in San Francisco, California or the Borough of Manhattan, the City of New York, New York as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to
Section 9.1, shall be mailed to holders of Debentures at their addresses as they shall appear on the registry books of the Company. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

     Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in Person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     Section 10.3  Call of Meetings by Company or Debentureholders. In case at
                   -----------------------------------------------
any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Debentureholders may determine the time and the place in San Francisco, California or the Borough of Manhattan, the City of New York, New York for such meeting and may call such meeting to take any action authorized in Section 10.1 by mailing notice thereof as provided in Section 10.2.

     Section 10.4  Qualifications for Voting.  To be entitled to vote at any
                   -------------------------
meeting of Debentureholders a Person shall (a) be a holder of one or more Debentures on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Debentures. The only Persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 10.5  Regulations.  Notwithstanding any other provisions of this
                   -----------
Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.3, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

     Subject to the provisions of Section 9.4, at any meeting each Debentureholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided, however,
                                                           -----------------
that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     Section 10.6  Voting.  The vote upon any resolution submitted to any
                   ------
meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 10.7  No Delay of Rights by Meeting.  Nothing in this Article X
                   -----------------------------
contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                  ARTICLE XI.

                            SUPPLEMENTAL INDENTURES

     Section 11.1  Supplemental Indentures Without Consent of
                   ------------------------------------------
Debentureholders.  The Company, when authorized by the resolutions of the Board
- ----------------
of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to make provision with respect to the exchange rights of the holders of Debentures pursuant to the requirements of Section 15.7;

          (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

          (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to
     Article XII;

          (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect
                                            -----------------
     of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (e) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registerable as to principal only) and to provide for substitution of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the holders of the Debentures;

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debentures; or

          (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.2.

     Section 11.2  Supplemental Indentures with Consent of Debentureholders.
                   --------------------------------------------------------
With the consent (evidenced as provided in Article IX) of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such
                                         -----------------
supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debentures, or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders, or impair the right to exchange the Debentures for Exchange Property or to impair the right of the holders of Debentures to cause the repurchase thereof subject to the terms set forth herein, including
Article XV, without the consent of the holder of each Debenture so affected, or
(ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

     Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Debentureholders under this Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 11.3  Compliance with Trust Indenture Act; Effect of Supplemental
                   -----------------------------------------------------------
Indentures.  Any supplemental indenture executed pursuant to the provisions of
- ----------
this Article XI shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 11.4  Notation on Debentures.  Debentures authenticated and
                   ----------------------
delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in substitution for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

     Section 11.5  Evidence of Compliance of Supplemental Indenture To Be
                   ------------------------------------------------------
Furnished Trustee.  The Trustee, subject to the provisions of Sections 8.1 and
- -----------------
8.2, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                  ARTICLE XII.

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     Section 12.1  Company May Consolidate, etc. on Certain Terms. Subject to
                   ----------------------------------------------
the provisions of Section 12.2, nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or any successor shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of all or substantially all of the property of the Company, to any other corporation (whether or not affiliated with the Company), authorized to acquire and operate the same and which shall be organized under the laws of any state of the United States or the District of Columbia; provided, however, and the Company hereby covenants and
                      -----------------
agrees, that upon any such consolidation, merger, sale, conveyance or lease, the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable exchange rights and repurchase rights set forth in Article XV.

     Section 12.2  Successor Corporation To Be Substituted.  In case of any
                   ---------------------------------------
such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of McKesson Corporation, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the Person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

     Section 12.3  Opinion of Counsel To Be Given Trustee.  The Trustee, subject
                   --------------------------------------
to Sections 8.1 and 8.2, shall receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.


                                 ARTICLE XIII.

                    SATISFACTION AND DISCHARGE OF INDENTURE

     Section 13.1  Discharge of Indenture.  When (a) the Company shall deliver
                   ----------------------
to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures which have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, or shall have been delivered to the Trustee for exchange pursuant to Article XV, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Debentures (other than any Debentures which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange of Debentures, (ii) rights hereunder of Debentureholders to receive payments of principal of and premium, if any, and interest on, the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officer's Certificate and an Opinion of Counsel as required by Section 16.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

     Section 13.2  Deposited Monies To Be Held in Trust by Trustee. Subject
                   -----------------------------------------------
to Article IV and Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Debentures for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

     Section 13.3  Paying Agent To Repay Monies Held.  Upon the satisfaction
                   ---------------------------------
and discharge of this Indenture, all monies then held by any paying agent of the Debentures (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

     Section 13.4  Return of Unclaimed Monies.  Subject to the requirements of
                   --------------------------
applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of, premium, if any, or interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

     Section 13.5  Reinstatement.  If (i) the Trustee or the paying agent is
                   -------------
unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least 51% in principal amount of the then outstanding Debentures so request by written notice to the Trustee, the Company's obligations under this Indenture and the Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided,
                                                                   ---------
however, that if the Company makes any payment of interest on or principal of
- -------
any Debenture following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Debentures to receive such payment from the money held by the Trustee or paying agent.


                                  ARTICLE XIV.

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

     Section 14.1  Indenture and Debentures Solely Corporate Obligations.  No
                   -----------------------------------------------------
recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.


                                  ARTICLE XV.

                             EXCHANGE OF DEBENTURES

     Section 15.1  Right To Exchange.  Subject to and upon compliance with
                   -----------------
the provisions of this Indenture, at the option of the holder thereof, any Debenture or any portion of the principal amount thereof which is $1,000 may (unless the Company shall have elected, pursuant to Section 15.10, to pay to the holder an amount in cash equal to the value of the Exchange Property, in which case the provisions of Section 15.10 shall be followed), at any time after 60 days after the completion of the issuance of the Debentures and on or before the close of business on February 15, 2004, or in the case of Debentures or portions thereof called for redemption, on or before the close of business on the Business Day next preceding the Redemption Date (unless the Company defaults in payment of the redemption price), be exchanged for Exchange Property, which may include fully paid and nonassessable shares of Armor All Common Stock or such other securities, property or cash attributable to such Armor All Common Stock pursuant to this Article XV, at the Exchange Price hereinafter provided.

     The rate at which Exchange Property shall be deliverable upon exchange (herein called the "Exchange Price") shall be initially $____ per share, which is equivalent to an exchange rate of ______ shares of Armor All Common Stock for each $1,000 principal amount of Debentures exchanged. The Exchange Price shall be subject to adjustment as provided in this Article XV.

     Section 15.2  Method of Exchange.  In order to exercise the right of
                   ------------------
exchange, the holder of any Debenture to be exchanged shall surrender such Debenture to the Exchange Agent for exchange by delivering such Debenture to, or mailing such Debenture by registered mail, postage prepaid, addressed to the Exchange Agent at the office or agency of the Company, maintained for that purpose pursuant to Section 5.2 hereof, accompanied in each case by written notice to the Company and the Exchange Agent that the holder elects to exchange such Debenture, or, if less than the entire principal amount of such Debenture is to be exchanged, the portion thereof to be exchanged. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Armor All Common Stock or, to the extent applicable, other Exchange Property issuable upon such exchange shall be issued. Debentures surrendered for exchange shall be accompanied (if so required by the Company or the Exchange Agent) by proper assignments thereof to the Company or in blank for transfer; provided, however, that any Debenture surrendered for exchange during
          --------  -------
the period from the close of business on any record date for the payment of interest through the close of business on the Business Day next preceding the following interest payment date (unless it or the portion being exchanged shall have been called for redemption on a date in such period) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being exchanged.

      If the Company does not elect to deliver cash in lieu of Exchange
Property pursuant to Section 15.10, as promptly as practicable after the proper surrender of such Debenture for exchange and in accordance with the procedures set forth in the Exchange Agent Agreement (subject, however, to the following paragraph of this Section 15.2), the Company shall or shall cause the Exchange Agent to deliver to such holder, or on his written order a certificate or certificates for the number of whole shares of Armor All Common Stock and/or whole interests of any other Exchange Property deliverable upon exchange of such Debenture (or specified portion thereof). Such exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such Debenture shall have been properly surrendered for exchange, which shall be the date on which such Debenture and notice and any such required payment and assignment shall be received by the Exchange Agent, and at such time the rights of the holder of such Debenture as a Debentureholder shall cease and the

Person or Persons in whose name or names any certificate or certificates for shares of Armor All Common Stock or other Exchange Property shall be deliverable upon such exchange shall, as between such Person or Persons and the Company, be deemed to have become the holder or holders of record of the shares or other property represented thereby.

     Delivery of such certificate or certificates of shares of Armor All Common Stock or other Exchange Property and of any check for any cash apportioned thereto may be delayed for a reasonable period of time at the request of the Company in order to effectuate the calculations of the adjustments of the Armor All Common Stock or other Exchange Property or cash apportioned thereto pursuant to this Article XV, to obtain any certificate representing securities to be delivered, to complete any reapportionment of the Armor All Common Stock or other Exchange Property or cash apportioned thereto which is required by this
Article XV or to comply with any applicable law. If, between the date an exchange under this Section 15.2 is deemed effected and the date of delivery of the applicable security or securities, such security or securities shall cease to have any or certain rights, or a record date or effective date of a transaction to which Section 15.4, 15.5 or 15.7 applies shall occur, the person entitled to receive such security or securities shall be entitled only to receive such security or securities as so modified and any dividends or proceeds received thereon on or after the date such exchange is deemed effected and none of the Company, the Trustee and the Exchange Agent shall be otherwise liable with respect to the modification of such security or securities from the date such exchange is deemed effected and the date of such delivery.

     Except as otherwise expressly provided in this Article XV, no payment or adjustment shall be made upon any exchange on account of any interest accrued on the Debentures surrendered for exchange or on account of any dividends on the Armor All Common Stock or other Exchange Property delivered upon such exchange;

provided, however, that interest accrued on any Debentures surrendered for
- -----------------
exchange on or after any Regular Record Date and before any Interest Payment Date relating thereto shall be paid to, as applicable, the holder of record as of such record date.

     In the case of any Debenture which is exchanged in part only, upon such exchange the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in principal amount equal to the unexchanged portion of such Debenture.

     Section 15.3  Fractional Interests.  No fractional shares of Armor All
                   --------------------
Common Stock (or any form of fractional interest in any other security or property which is part of the Exchange Property) shall be delivered upon exchanges of Debentures. If more than one Debenture shall be surrendered for exchange at one time by the same holder, the number of whole shares (or other integral units of such other securities or property), which shall be delivered upon exchange shall be computed by the Company on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fractional interest which would otherwise be deliverable upon exchange of any Debenture or Debentures (or specified portions thereof), the Exchange Agent on behalf of the Company shall pay, on the date the exchange is deemed to be effected, a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Market Price per share of the Armor All Common Stock (or per unit of such other security or property) on the date of exchange. The Company shall authorize the Exchange Agent to obtain the funds necessary, or anticipated by the Exchange Agent to be necessary, for payment of such fractional interests by: (i) the sale of Armor All Common Stock or other Exchange Property held by such Exchange Agent, provided that after such sale the number of shares of Armor All Common Stock and any other Exchange Property held by the Exchange Agent shall be sufficient to permit the exchange of all outstanding Debentures for Armor All Common Stock and any other Exchange Property, on the basis of the Exchange Price then in effect; or (ii) at the option of the Company, sufficient cash contributions from the Company. The Company agrees to furnish or cause to be furnished to the Exchange Agent any additional funds required to permit such cash payments with respect to fractional interests.

     Section 15.4  Adjustment of Exchange Price.  In the event Armor All shall
                   ----------------------------
(i) pay a dividend on Armor All Common Stock in shares of Armor All Common Stock, (ii) subdivide the outstanding shares of Armor All Common Stock into a greater number of shares of Armor All Common Stock, (iii) combine outstanding shares of Armor All Common Stock into a smaller number of shares of Armor All Common Stock, or (iv) issue, by reclassification of shares of Armor All Common Stock, any shares of its common stock (which in any such case shall apply to the shares of Armor All Common Stock held by the Exchange Agent under the Exchange Agent Agreement), the Exchange Price in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Debentures thereafter surrendered for exchange shall be entitled (subject to Section 15.10 hereof) to receive the number and kind of shares of Armor All Common Stock which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Debentures been exchanged immediately prior to the record date (or if there is no record date, the effective date) of such event. Such adjustments shall be made whenever any of the events listed above shall occur and shall become effective as of immediately after the close of business on the record date in the case of a stock dividend and shall become effective as of immediately after the close of business on the effective date in the case of a subdivision or combination or reclassification. Any holder surrendering any Debentures for exchange after such record date or such effective date, as the case may be, shall be entitled to receive shares of Armor All Common

Stock at the Exchange Price as so adjusted pursuant to this Section 15.4 and any other Exchange Property apportioned thereto.

     Notwithstanding the foregoing provisions, no adjustment in the Exchange Price shall be required unless such adjustment would require an increase or decrease in such Exchange Price of more than 1%; provided, however, that any
                                                 -----------------
adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 15.4 shall be made to the nearest one-ten thousandth (0.0001) of a share or of an interest.

     Whenever the Exchange Price is adjusted as herein provided, the Company shall determine the adjusted Exchange Price in accordance with this Section 15.4 and shall prepare an Officer's Certificate setting forth such adjusted Exchange Price and any cash or other property apportioned to the Armor All Common Stock or other Exchange Property and showing in detail the facts upon which such adjustment is based. Such certificate shall forthwith be filed with the Exchange Agent and the Trustee, who may rely on such Officer's Certificate as conclusive evidence of the correctness of the adjustment. A notice stating that the Exchange Price has been adjusted and setting forth the adjusted Exchange Price and any cash or other property apportioned to the Armor All Common Stock shall as soon as practicable be mailed by or on behalf of the Company to the Debentureholders at their last addresses as they shall appear upon the Debenture register.

     Section 15.5  Exchange Agent Agreement.
                   ------------------------
          (a) The Company, simultaneously with the execution and delivery of this Indenture, is entering into the Exchange Agent Agreement with The First National Bank of Chicago, as Exchange Agent, pursuant to which the Company is depositing with the Exchange Agent _________ shares of Armor All Common Stock, which shall initially constitute the Exchange Property. The Company shall deposit with the Exchange Agent from time to time such additional number of shares of Armor All Common Stock not already held by such Exchange Agent as the holders of all outstanding Debentures shall from time to time be entitled to receive from the Exchange Agent pursuant to this Article XV upon exchange thereof.

          (b) All cash received by the Exchange Agent as herein provided will be invested upon written request of the Company by the Exchange Agent from time to time as so requested by the Company pursuant to the Exchange Agent Agreement. The Company shall be entitled to all cash dividends paid on the Exchange Property held by the Exchange Agent other than dividends paid pursuant to a plan of liquidation or partial liquidation or a recapitalization or restructuring or other extraordinary cash dividends, and shall be entitled to all interest payments on any debt securities included in the Exchange Property which holders of Debentures may be entitled to receive on exchange hereunder; provided, that if the Exchange Agent shall receive any such cash
                --------
     dividends or interest to which the Company is entitled pursuant hereto, the Exchange Agent shall not be required to transfer to the Company any such dividends or interest to which the Company is entitled pursuant hereto until receipt of an Officer's Certificate to the effect that the Company is entitled to such dividends or interest pursuant hereto. The Exchange Agent shall hold and apply as hereinafter provided all other dividends paid on the Exchange Property held by the Exchange Agent under the Exchange Agent Agreement.

          (c) In case there shall be, at any time while any Debentures are outstanding, a nontaxable distribution of cash, securities or other property on Exchange Property (other than (i) cash dividends and interest paid on debt securities to which the Company is entitled, (ii) dividends, subdivisions, combinations and reclassifications for which an adjustment in the Exchange Price is made pursuant to Section 15.4 hereof, (iii) securities or other property received in a transaction to which Section
     15.7 hereof applies, and (iv) subscription rights, options, warrants or other similar rights to which paragraph (d) of this Section 15.5 applies) the Company shall, as soon as reasonably practicable after its receipt thereof, notify the Exchange Agent of such receipt and promptly, and in any event within five business days of the receipt thereof, deposit with the Exchange Agent all such securities and other property pursuant to the Exchange Agent Agreement, and the Company shall either:

               (1) instruct the Exchange Agent to sell any or all securities and other property so received by way of distribution for cash in such manner as the Company may instruct in writing; or

               (2) instruct the Exchange Agent to retain and hold such securities and other property;

     and the proceeds of any such sale and such securities or other property retained and held shall be additional Exchange Property for apportionment equally among other Exchange Property for which Debentures are exchangeable as of immediately after the close of business on the record date for the distribution to which this Section 15.5(c) applies, or, if there is no such record date, the effective date of such distribution.

          (d) In case there shall be, at any time while any Debentures are outstanding, a nontaxable distribution of any subscription rights, options, warrants or other similar rights with respect to any Exchange Property, the Company shall, as soon as reasonable practicable after its receipt thereof, notify the Exchange Agent of such receipt and promptly, and in any event within five business days of the receipt thereof, deposit with the Exchange Agent all such rights, pursuant to the Exchange Agent Agreement, and the Company shall either:

               (1) instruct the Exchange Agent to sell any rights so distributed for cash in such manner as the Company may instruct in writing; or

               (2) instruct the Exchange Agent to retain and hold such securities and other property; provided, however, that, to the extent
                                         -----------------
          feasible, the Exchange Agent shall exercise or sell such securities or other property before the expiration of their exercisability; or

               (3) to the extent there is sufficient cash apportioned to the Exchange Property or to the extent the Company contributes sufficient cash to the Exchange Property, instruct the Exchange Agent in writing to exercise any rights so distributed and to thereafter either (i) retain and hold any securities and other property received upon exercise of such rights, or (ii) cause the sale of some or all of such securities or other property received upon exercise of such rights; or

               (4) cause such rights to be distributed pro rata to the holders of record of Debentures on the register as of immediately after the close of business on the record date (and if there is no record date, the close of business on the effective date) for such distribution;

     and, in the event option (1), (2) or (3) is chosen, the proceeds of any such sale and any such securities or other property retained and held shall be additional Exchange Property for apportionment equally among other Exchange Property for which Debentures are exchangeable as of immediately after the close of business on the record date for the distribution to which this Section 15.5(d) applies, or, if there is no such record date, the effective date of such distribution.

          (e) In case there shall be, at any time while any Debentures are outstanding, a taxable distribution of securities or other noncash items of property (including subscription rights, options, warrants or other similar rights) with respect to any Exchange Property, the Company shall, as soon as reasonably practicable after its receipt thereof, notify the Exchange Agent of such receipt and promptly, and in any event within five business days of the receipt thereof, deposit with the Exchange Agent all such rights, pursuant to the Exchange Agent Agreement, and the Company shall instruct the Exchange Agent to sell such property so received by way of distribution for cash in such manner as the Company shall instruct in writing and the proceeds of such sale shall be held as additional Exchange Property for apportionment equally among other Exchange

     Property for which Debentures are exchangeable as of immediately after the close of business on the record date for the distribution to which this section applies, or, if there is no such record date, the effective date of such distribution.

          (f) Upon the exercise by the Company of any option provided under subsections (c) and (d) of this Section 15.5, the Company shall promptly deliver to the Exchange Agent an Opinion of Counsel to the effect that the distribution is a nontaxable distribution.

          (g) To the extent that the Company shall, within 10 days of its notification to the Exchange Agent of the Company's receipt of such cash, securities or other property, including any rights, warrants or options, furnish the Exchange Agent with an Opinion of Counsel to the effect that such distribution or any sale of the securities, rights or other property received on such distribution is taxable to the Company or the Exchange Agent and an Officer's Certificate as to the amount of federal, state and local tax payable by the Company and the Exchange Agent as a result of such distribution or grant and estimated to be payable as a result of any such sale (computed by the Company at the marginal tax rate applicable to such transaction), the Exchange Agent shall pay to, or to the order of the Company, in the case of taxes payable by the Company, or itself, in the case of taxes payable by it, from the cash received in such distribution, if any, or cash apportioned to the Armor All Common Stock or other Exchange Property hereunder or from the net cash proceeds received from any such sale, the amount of such tax as so computed by the Company. In the case of taxes estimated to be payable as a result of any such sale, the Company shall deliver an Officer's Certificate within 10 days after completion of such sale stating the actual taxes payable as so computed and appropriate adjustment of such payments shall be made. The remaining Exchange Property held by the Exchange Agent shall be proportionately adjusted so as to be apportioned equally to the Debentures outstanding as of immediately after the close of business on the record date for the distribution or grant to which this paragraph applies, or, if there is no such record date, immediately after the close of business on the effective date of such distribution or grant. Any holder surrendering any Debentures after such record date, or such effective date, as the case may be, shall be entitled to receive any Exchange Property apportioned thereto as so adjusted pursuant to this Article XV.

          (h) In the event of any reduction of the principal amount of Debentures outstanding (other than as a result of surrender for exchange for Exchange Property), as evidenced by the delivery to the Trustee by the Company of Debentures for cancellation, the Company shall be entitled to the kind and amount of Exchange Property as shall at the time be in excess of the kind and amount of Exchange Property which would be required for the exchange of all Debentures then outstanding for the Exchange Property on the basis of the then applicable Exchange Price and the other terms and provisions of this Article XV and the Exchange Agent Agreement. Upon expiration of the right to surrender Debentures for exchange pursuant to this Article XV and the Exchange Agent Agreement and when all other obligations of the Company shall have been satisfied under this Indenture and the Exchange Agent Agreement, the Company's obligation to exchange Debentures for Exchange Property shall be terminated and all cash and investments and other property held by the Exchange Agent under the Exchange Agent Agreement which are not required with respect to Debentures previously surrendered for exchange will, subject to the limitations contained in the Exchange Agent Agreement and subsection (i) below, be delivered by the Exchange Agent to the Company.

          (i) The Exchange Agent shall not make any distribution of Exchange Property to the Company prior to the receipt by the Exchange Agent from the Company of an Officer's Certificate to the effect that no Event of Default exists hereunder and no event or condition which with notice or lapse of time or both would become such an Event of Default exists and which states in detail the basis asserted by the Company for such distribution.

          (j) The Company shall be entitled to any net income or gain resulting from investments of cash made by the Exchange Agent pursuant to the Exchange Agent Agreement and shall reimburse the Exchange Agent for any losses realized in respect of such investments.

          (k) The Company shall have the full and unqualified right and power to exercise any rights to vote, or to give consents or take any other action in respect of, the Armor All Common Stock or any other securities included in the Exchange Property at any time held by the Exchange Agent and the Exchange Agent shall have no duty to exercise any such rights. The Company shall not be liable to any holder as a result of any vote, or failure to vote, consent or failure to consent, or any other act or failure to act taken by the Company in respect of the Armor All Common Stock or any other securities included in the Exchange Property.

          (l) The obligations, covenants and agreements contained in the Exchange Agent Agreement shall not constitute obligations, covenants or agreements contained in this

     Indenture or any of the Debentures and neither the failure by the Company to observe any obligation, covenant or agreement contained in the Exchange Agent Agreement (unless such obligation, covenant or agreement shall also be contained in this Indenture) nor the failure of the Exchange Agent to fulfill any obligations, agreements or covenants set forth therein shall constitute (with or without the giving of notice, the passage of time or both) an Event of Default; provided, however, that nothing in this
                                -----------------
     subsection shall impair the right of a holder to receive the Exchange Property apportioned to such holder's Debentures in exchange for such Debentures in accordance with the terms and conditions of this Article XV, and nothing in this subsection shall impair the rights and remedies of the Trustee and the holders under this Indenture with respect to a failure by the Company to observe its express agreements and covenants to cause the exchange of Debentures actually surrendered for exchange for Exchange Property apportioned thereto in accordance with the terms and conditions of this Article XV.

     Section 15.6  Company To Give Notice of Certain Events.  If at any time:
                   ----------------------------------------

          (a) Armor All shall declare a dividend (or any other distribution) on the Armor All Common Stock or other Exchange Property which the Exchange Agent would be required to apply for the benefit of the holders of the Debentures in accordance with Section 15.5 hereof; or

          (b) Armor All shall authorize the granting of subscription rights, options, warrants or other similar rights to holders of Armor All Common Stock or other Exchange Property; or

          (c) there shall occur any reclassification of Armor All Common Stock (other than a subdivision or combination of outstanding shares of Armor All Common Stock) or any consolidation or merger to which Armor All is a party and for which approval of any stockholders of Armor All is required, or the sale or transfer of all or substantially all of the assets of Armor All; or

          (d) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of Armor All;

then the Company shall as promptly as practicable cause to be filed at each office or agency maintained pursuant to this Indenture and cause to be mailed to the holders of Debentures at their last addresses as they shall appear upon the Debenture register, a notice stating (i) the date, if known by the Company, on which a record is to be taken for the purpose of such dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the holders of Armor All Common Stock of record to be entitled to such dividend or distribution or grant of rights are to be determined, or (ii) the date, if known by the Company, on which such reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Armor All Common Stock of record shall be entitled to exchange their shares of Armor All Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

     Section 15.7  Merger of Armor All.  In case of any consolidation or merger
                   -------------------
of Armor All with or into any other Person which results in shares of Armor All Common Stock, as constituted prior to the consummation of such transaction, being converted into other securities and/or property (including cash), or in case of any sale or transfer of all or substantially all of the assets of Armor All (if in connection with such sale or transfer holders of Armor All Common Stock receive other securities and/or property including cash, in exchange for their shares of Armor All Common Stock), or of any voluntary or involuntary dissolution, liquidation or winding up of Armor All, the Company shall execute and deliver to the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act as in force at the date of execution of such supplemental indenture), and to the Exchange Agent a supplement to the Exchange Agent Agreement, each providing that the holder of each Debenture then outstanding shall have the right thereafter (subject to Section 15.9 hereof) to exchange such Debenture (i) for the kind and amount of securities and other property receivable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding up by a holder of the number of shares of Armor All Common Stock for which such Debenture was exchangeable immediately prior to such consolidation, merger, sale, transfer, dissolution, liquidation or winding up and (ii) the kind and amount of securities (other than Armor All Common Stock) and other Exchange Property for which such Debenture was exchangeable immediately prior to such consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such supplemental indenture shall provide for adjustments, rights to receive and retain dividends or their equivalents, which shall be as nearly equivalent as may be practicable to the adjustments, rights to receive and retain dividends or their equivalents, provided for in this
Article XV. The above provisions of this Section 15.7 shall similarly apply to any successive consolidation, merger, sale, transfers, dissolution, liquidation or winding up.

     Notice of such supplemental indenture shall as soon as practicable be filed with the Exchange Agent and mailed by or on behalf of the Company to the holders of Debentures at their last addresses as they shall appear on the Debenture register.

     The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property or cash receivable by the

Debentureholders upon the exchange of their Debentures as herein provided after any such consolidation, merger, sale, transfer, dissolution, liquidation or winding up or to any adjustment to be made with respect thereto.

     Section 15.8  Certain Tender or Exchange Offers for Exchange Property.  In
                   -------------------------------------------------------
the event of a tender offer or exchange offer for any class of securities included within the Exchange Property (i) if the Company owns shares of such class which are not subject to the Exchange Agent Agreement, the Company will cause the Exchange Agent to tender such shares of such class in the same proportion that the Company tenders its securities in such class which are not subject to the Exchange Agent Agreement, and (ii) if the Company does not own securities of a class which are subject to the Exchange Agent Agreement, the Company may, at its option and in its sole discretion, elect to cause the Exchange Agent to tender all or any portion or none of such class of security included within the Exchange Property held by the Exchange Agent. The proceeds of the sale of any such Exchange Property pursuant to any such tender or exchange offer will be held by the Exchange Agent for the benefit of holders as provided in this Indenture, except that the Company shall be entitled to any interest earned or dividends paid thereon.

     Section 15.9  Tax Adjustments in Exchange Price.  If an event shall occur
                   ---------------------------------
which causes the Exchange Price to be subject to adjustment pursuant to Section
15.4 hereof, or a merger, consolidation or sale or transfer of assets or of any voluntary or involuntary dissolution, liquidation or winding up of Armor All shall occur requiring a supplemental indenture under Section 15.7 hereof, and if, within 10 days after the effective date of such transaction, the Company shall furnish the Exchange Agent with an Opinion of Counsel to the effect that such transaction is taxable to the Company or the Exchange Agent and an Officer's Certificate as to the amount of federal, state and local tax payable by the Company or the Exchange Agent as a result of such transaction (computed by the Company at the marginal tax rate applicable to such transaction), the Exchange Agent shall pay to, or to the order of, the Company, in the case of taxes payable by the Company, or itself, in the case of taxes payable by it, the cash held by it and apportioned or to be apportioned to the Exchange Property for which outstanding Debentures are exchangeable, up to the amount of such taxes. In the event that the cash held by the Exchange Agent and so apportioned or to be apportioned is insufficient to pay to the Company or the Exchange Agent the amount of such taxes, the Exchange Agent shall, as soon as reasonably practicable and to the extent legally permissible, sell in accordance with written instructions received from the Company, or if no such instructions are received, as determined by the Exchange Agent, such Exchange Property (including any securities or other property included therein) as may be necessary to pay, from the proceeds thereof after payment of any taxes by the Company or the Exchange Agent on such sale, the amount of any such insufficiency. The Exchange Agent shall notify the Company and the Trustee of any such sale and the Exchange Property sold. Following payment of all necessary amounts to the Company or the Exchange Agent, such Exchange Property held by the Exchange Agent and any cash apportioned thereto shall be proportionately adjusted so as to be apportioned equally to the Debentures outstanding as of immediately after the close of business on the record date or the effective date for the transaction to which this section applies (as shall be specified in Section 15.4 or 15.7 hereof, whichever is applicable). Any holder surrendering any Debentures after such record date, or such effective date, as the case may be, shall be entitled to receive the Exchange Property and any cash apportioned thereto as so adjusted pursuant to this paragraph. If this Section 15.9 shall apply to a transaction and the sale by the Company of the consideration receivable therein shall not be legally permissible and the amount of cash apportioned to the Exchange Property shall not be sufficient to pay all taxes payable by the Company or the Exchange Agent which arise from such transaction, the Company may direct the Exchange Agent to segregate for the benefit of the Company or the Exchange Agent or deliver to the Company or the Exchange Agent an amount of Exchange Property theretofore held by the Exchange Agent for exchange of Debentures having a Market Price equal to the unsatisfied portion of the tax payable by the Company or the Exchange Agent with respect to such transaction including any tax payable upon the delivery or sale thereof in order to satisfy the aforementioned tax, and such Exchange Property shall thereafter be solely for the account of the Company or the Exchange Agent and holders of Debentures shall have no rights thereto.

     In the event that an Opinion of Counsel given pursuant to this Indenture concludes that whether taxes are payable by the Company or the Exchange Agent is uncertain under the then state of the law or facts or both, the Company shall have the option of requesting the Exchange Agent to segregate the amount of funds that would be payable (or securities or other property in lieu thereof), if such taxes were deemed payable, together with the amount estimated in good faith to be the reasonable costs and expenses (including attorneys' fees) of obtaining a determination as set forth below. The holders shall have no rights to such funds or securities or other property, which shall be held by the Exchange Agent for the Company (or itself, as the case may be), and the Exchange Property and any cash apportioned thereto deliverable upon exchange of Debentures pursuant to this Article XV shall be reapportioned as though such segregated amounts had been paid to the Company or the Exchange Agent for such taxes, and any holder surrendering any Debenture after the record or effective date of the applicable transaction giving rise to an adjustment pursuant to this
Section 15.9 shall be entitled to receive only such Exchange Property and any cash apportioned thereto upon exchange of Debentures pursuant to this Article XV as so reapportioned. The Company shall thereupon in good faith seek an appropriate determination from the appropriate agencies and, if judged necessary by the Company in good faith, from appropriate courts, as to whether taxes are so payable. If an appropriate determination is made that such taxes are so payable, then the Exchange Agent shall immediately pay the funds or deliver the securities or other property so segregated to the Company (or, if taxes are payable by the Exchange Agent, retain such funds or securities or other property for itself), and if an appropriate determination is made that such taxes are not payable or an amount of tax is payable which is less than the amount of funds or property so segregated, then the Exchange Agent, after paying to the Company (or itself, as the case may be) out of such funds or securities or other property the reasonable expenses and costs (including attorneys' fees) of obtaining such determination (and any taxes so payable), shall apportion such remaining funds or securities or other property which had been so segregated among the Exchange Property and cash apportioned thereto as of immediately after the close of business on the record date or the effective date of such transaction giving rise to an adjustment pursuant to
Section 15.4 or 15.7 hereof, whichever is applicable. If any Debenture has been exchanged on or after such record date or such effective date, as the case may be, and before a determination is made that no taxes are payable or an amount of tax is payable which is less than the amount of funds or securities or other property so segregated, the Company to the extent not previously delivered, shall deliver such Exchange Property and any cash apportioned thereto as reapportioned following such determination, to the Person to which and in the manner in which the other proceeds of the exchange of such Debenture were delivered.

     Section 15.10  Cash Equivalent.  Notwithstanding any other provisions in
                    ---------------
this Article XV, in lieu of delivering certificates representing shares of Armor All Common Stock or other Exchange Property in exchange for Debentures surrendered in accordance with Section 15.2 hereof, the Company may, at the Company's option, pay to the holder surrendering such Debentures an amount in cash equal to the value of the Exchange Property for which such Debentures are exchangeable (based on the Market Price as calculated on the date of receipt by the Company of the notice of exchange delivered by such holder). Prior to so directing the Exchange Agent to make any such cash payment, the Company shall deposit with the Exchange Agent the cash so payable.

     Section 15.11  Repurchase Rights.  In the event that the Company obtains or
                    -----------------
otherwise releases any Armor All Common Stock or other Exchange Property in any manner otherwise than as contemplated by Section 15.12 hereof, each holder will have the right ("Repurchase Right"), at such holder's option, to require the Company to purchase all of such holder's Debentures, or a portion thereof which is $1,000 or any integral multiple thereof, in the manner and at the price described below.

     Promptly (and in any event within 10 days) after the Company has obtained or released any Armor All Common Stock or any other Exchange Property in any manner otherwise than as contemplated by Section 15.12 hereof, the Exchange Agent will mail to all holders of record of Debentures a notice thereof and the Repurchase Right arising as a result thereof (a "Repurchase Notice"). To exercise the Repurchase Right, a Debentureholder must deliver on or before the 15th day after the date of the Repurchase Notice irrevocable written notice to the Exchange Agent of the holder's exercise of such right, together with the Debentures with respect to which the right is being exercised, duly endorsed for transfer.

     On the date ("Repurchase Date") that is 30 days after the date of the Repurchase Notice, the Company will be required to repurchase all Debentures in respect of which the Repurchase Right has been exercised at the following repurchase prices: (i) if the date on which the Exchange Property was obtained or released in a manner not contemplated by Section 15.12 hereof (the "Triggering Date") is before February 16, 1999, the repurchase price shall be 120% of the greater of (a) the principal amount of such Debentures (plus accrued and unpaid interest, if any, to the Repurchase Date) and (b) the Market Price of the Exchange Property deliverable in exchange for such Debentures on the Triggering Date (or if such date is not a Business Day, on the next succeeding Business Day); and (ii) if the Triggering Date occurs on or after February 16, 1999, the repurchase price shall be the greater of (a) the redemption price on the Triggering Date and (b) the Market Price of the Exchange Property deliverable in exchange for such Debentures on the Triggering Date (or if such date is not a Business Day, on the next succeeding Business Day).

     The obligation of the Company to deliver Exchange Property (or cash in lieu thereof) in exchange for Debentures shall survive and continue to apply in full force and effect following and notwithstanding the occurrence of any event triggering a Repurchase Right. Failure by the Company to exchange Debentures in accordance with this Indenture or to repurchase Debentures upon exercise of a Repurchase Right will constitute an Event of Default with respect to the Debentures and holders of Debentures will have the remedies provided for in the Indenture, including acceleration of the indebtedness evidenced by the Debentures, in the event of any such failure.

     If an offer is made to repurchase Debentures in connection with a Repurchase Right, the Company will comply with all tender offer rules, including but not limited to Sections 13(e) and 14(e) under the Exchange Act and Rules 13e-1 and 14e-1 thereunder, to the extent applicable to such offer.

     Section 15.12  Withdrawals of Exchange Property.  The Company shall be
                    --------------------------------
entitled, out of the Armor All Common Stock or other Exchange Property held by the Exchange Agent, to such kind and quantity of Exchange Property and such amount of any cash (the investments contemplated by Section 15.5 hereof being deemed for these purposes to be cash and to be valued at their outstanding principal balance) and other Exchange Property as shall be in excess of the quantity of Exchange Property held by the Exchange Agent, which would be deliverable by the Exchange Agent upon the exchange of all Debentures then outstanding, and such excess shall be held by the Exchange Agent for the account of the Company and, upon delivery of the Officer's Certificate provided for in the following sentence, released to the Company upon demand. Upon demand of any withdrawal of Exchange Property from the Exchange Agent, the Company shall deliver to the Trustee an Officer's Certificate (and a copy thereof to the Exchange Agent) which shall state (i) the principal amount of Debentures then outstanding and the kind and amount of Exchange Property required for delivery to the holders thereof upon exchange, (ii) that the withdrawal of the kind and amount of Exchange Property referred to in such demand is permitted by the provisions of this Indenture and (iii) that the Exchange Property so to be withdrawn would not be deliverable upon exchange of all Debentures then outstanding. In delivering such certificate, the Company may rely on information furnished to it by the Exchange Agent as to the kind and amount of Exchange Property held by it and the kind and amount thereof previously delivered to holders of Debentures.

     Section 15.13  Obligations of Trustee and Exchange Agent. Subject to the
                    -----------------------------------------
provisions of Section 8.1 of this Indenture, neither the Trustee nor the Exchange Agent shall at any time be under any duty or responsibility to any holder of Debentures to determine whether any facts exist which may require any adjustment of the Exchange Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor the Exchange Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Exchange Property which may at any time be issued or delivered upon the exchange of any Debenture or the market conditions existing at the time of sale of any Exchange Property; and neither the Trustee nor the Exchange Agent shall be responsible for any failure of the Company to transfer or deliver any Exchange Property or certificates or other evidence thereof to an Exchange Agent as provided herein, or subject to the provisions of Section 8.1 of this Indenture and the obligations assumed under the Exchange Agent Agreement, to comply with any of the covenants of the Company contained in this Article XV.

     Section 15.14  Covenants by the Company.  So long as any Debentures shall
                    ------------------------
be outstanding and exchangeable for Armor All Common Stock or other Exchange Property pursuant to this Article XV, the Company shall (i) preserve unimpaired the right of each holder of Debentures, upon exchange thereof, to receive shares of Armor All Common Stock or other Exchange Property as such holder shall from time to time be entitled to receive in accordance with the provisions of this
Article XV, and (ii) not pledge, mortgage, hypothecate or grant a security interest in, or permit any mortgage, pledge, security interest or other lien upon, the Exchange Property.

     Section 15.15  Transfer Taxes.  The Company will pay any and all taxes that
                    --------------
may be payable in respect of the transfer and delivery of shares of Armor All Common Stock (or other securities included in the Exchange Property) pursuant hereto, other than income, capital gains and similar taxes imposed on any holder by reason of exchange of Debentures for Exchange Property; provided,
                                                           ---------
however, that the Company shall not be required to pay any tax which may be
- -------
payable in respect of any transfer involved in the delivery, upon an exchange of Debentures, of shares of Armor All Common Stock (or other securities included in the Exchange Property) in a name other than that in which the Debentures so exchanged were registered, and no such transfer shall be made unless and until the Person requesting such transfer has paid to the Company or the applicable Exchange Agent the amount of any such tax, or has established to the satisfaction of the Company and such Exchange Agent that such tax has been paid.

     Section 15.16  Fully Paid Shares.  The Company warrants and covenants that
                    -----------------
all shares of Armor All Common Stock delivered upon the exchange of Debentures will be fully paid and nonassessable and that each holder of Debentures who receives shares of Armor All Common Stock or other Exchange Property in exchange for his Debentures, pursuant to this Article XV, will receive valid and marketable title to such Exchange Property, free and clear of all claims, liens and encumbrances. Except as provided in Section 15.15 hereof, the Company will pay all taxes, liens and charges with respect to the delivery of Exchange Property in exchange for Debentures hereunder.

     Section 15.17  Cancellation of Debentures.  All Debentures delivered for
                    --------------------------
exchange shall be delivered by the applicable Exchange Agent to the Trustee and be canceled by the Trustee, and the Trustee shall dispose of the same as provided in Section 2.8 of this Indenture.

     Section 15.18  Registration of Armor All Common Stock.  The Company hereby
                    --------------------------------------
covenants that so long as securities remain outstanding which may be exchanged for shares of Armor All Common Stock held by the Exchange Agent pursuant to the Exchange Agent Agreement, it will use its best efforts to cause Armor All to maintain an effective registration statement on file with the Commission covering the delivery of such Armor All Common Stock, and any qualification under state blue sky or securities laws required for such delivery will also be maintained.


                                  ARTICLE XVI.

                            MISCELLANEOUS PROVISIONS

     Section 16.1  Provisions Binding on Company's Successors.  All the
                   ------------------------------------------
covenants, stipulations, promises and agreements in this Indenture by the Company shall bind its successors and assigns whether so expressed or not.

     Section 16.2  Official Acts by Successor Corporation.  Any act or
                   --------------------------------------
proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corpora-tion that shall at the time be the lawful sole successor of the Company.

     Section 16.3  Addresses for Notices, etc.  Any notice or demand which by
                   ---------------------------
any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to McKesson Corporation, McKesson Plaza, One Post Street, San Francisco, California 94104, Attention: General Counsel. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office of the Trustee, which office is, at the date as of which this Indenture is dated, located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division.

     The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Debentureholder shall be mailed to him by first-class mail, postage prepaid, at his address as it appears on the Debenture register and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 16.4  Governing Law.  This Indenture and each Debenture shall be
                   -------------
deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York.

     Section 16.5  Evidence of Compliance with Conditions Precedent;
                   -------------------------------------------------
Certificates to Trustee.  Upon any application or demand by the Company to the
- -----------------------
Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     Section 16.6  Legal Holidays.  In any case where the date of maturity of
                   --------------
interest on or principal of the Debentures or the date fixed for redemption of any Debenture will not be a Business Day, then payment of such interest on or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

     Section 16.7  Trust Indenture Act.  This Indenture is hereby made subject
                   -------------------
to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act.

     Section 16.8  No Security Interest Created.  Nothing in this Indenture or
                   ----------------------------
in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

     Section 16.9  Benefits of Indenture.  Nothing in this Indenture or in the
                   ---------------------
Debentures, expressed or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Debenture registrar and their successors hereunder, the holders of Debentures and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 16.10  Table of Contents, Headings, etc.  The table of contents and
                    ---------------------------------
the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 16.11  Authenticating Agent.  The Trustee may appoint an
                    --------------------
authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and substitutions of Debentures hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.9.

     Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section 16.11, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Debentures as the names and addresses of such holders appear on the Debenture register.

     The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 8.6.

     The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 16.11 shall be applicable to any authenticating agent.

     Section 16.12  Execution in Counterparts.  This Indenture may be executed
                    -------------------------
in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     The First National Bank of Chicago hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                       McKESSON CORPORATION,
                                       A Delaware Corporation


                                       By:
                                          ---------------------------
                                       Title:
                                             ------------------------

Attest:


- ----------------------------------
[SEAL]


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:
                                          ---------------------------
                                       Title:
                                             ------------------------

Attest:


- ------------------------------------
[SEAL]

                                                                    Exhibit 4.1A


                    EXHIBIT A - FORM OF DEFINITIVE DEBENTURE


                          [FORM OF FACE OF DEBENTURE]


No. _______________                              $ _______________

                              McKESSON CORPORATION
                             A Delaware Corporation

              _____% Exchangeable Subordinated Debenture Due 2004


     McKESSON CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for valued received hereby promises to pay to _______________, ___________________________________________ Dollars on February 15, 2004 at the
office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, or, at the option of the holder of this Debenture, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and pay interest, semi-annually on February 15 and August 15 of each year, commencing August 15, 1994, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from the February 15 or August 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from ______, 1994, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any February 1 or August 1, as the case may be, and before the following February 15 or August 15, this Debenture shall bear interest from such February 15 or August 15; provided,
                                                                       ---------
however, that if the Company shall default in the payment of interest due on
- -------
such February 15 or August 15, then this Debenture shall bear interest from the next preceding February 15 or August 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Debenture, from ______________, 1994. The interest so payable on any February 15 or August 15 will be paid to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the record date, which shall be the February 1 or August 1 (whether or not a Business Day) next preceding such February 15 or August 15; provided that any
                                                            -------------
such interest not punctually paid or duly provided for shall be payable as provided in the

Indenture. Interest may, at the option of the Company, be paid by check mailed to the registered address of such person.

     Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Debentures to the prior payment in full of all Senior Indebtedness as defined in the Indenture and provisions giving the holder of this Debenture the right to exchange this Debenture into Exchange Property and the right to cause the Company to repurchase this Debenture in certain events, in each case on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

     This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

                                          McKESSON CORPORATION,
                                          A Delaware Corporation



                                          By:
                                               ----------------------------
                                               Title:

Dated:
        -------------------------------
Attest:

- ---------------------------------------
             Secretary

                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION


     This is one of the Debentures described in the within-named Indenture.

                                     THE FIRST NATIONAL BANK OF
                                     CHICAGO, as Trustee



                                     By:
                                          -----------------------------
                                          As Authenticating Agent
                                          (if different from Trustee)



                                     By:
                                          -----------------------------
                                          Authorized Officer


                         [FORM OF REVERSE OF DEBENTURE]

                              McKESSON CORPORATION
                             A Delaware Corporation

              ______% Exchangeable Subordinated Debenture Due 2004

     This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its _____% Exchangeable Subordinated Debentures Due 2004 (herein called the "Debentures"), limited to the aggregate principal amount of $155,000,000 all issued or to be issued under and pursuant to an Indenture dated as of __________, 1994 (herein called the "Indenture"), between the Company and The First National Bank of Chicago (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Debentures may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     In the case of certain events, holders of Debentures shall have a Repurchase Right, as defined in the Indenture, to cause the Company to repurchase such Debentures on the terms and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i)
                -----------------
extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debentures, or modify the provisions of the Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders, or impair the right to exchange the Debentures into Exchange Property or impair the right of the holders of the Debentures to cause the repurchase thereof, in each case subject to the terms set forth in the Indenture, including Article XV thereof, without the consent of the holder of each Debenture so affected, or
(ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Debentures or a default in respect of a covenant or provision of the Indenture which under Article XI thereof cannot be modified or amended without the consent of the holders of all Debentures then outstanding. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

     The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Debenture is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

     Interest on the Debentures shall be computed on the basis of a year of twelve 30-day months.

     The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or substitution of Debentures, Debentures may be substituted for a like aggregate principal amount of Debentures of other authorized denominations.

     The Debentures will not be redeemable at the option of the Company prior to February 16, 1999. On or after such date and prior to maturity the Debentures may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days before the date fixed for redemption to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at the following redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest to the date fixed for redemption.

     The Debentures are redeemable at ___% if redeemed during the 12-month period beginning February 16, 1999 and if redeemed during the 12-month period beginning February 15:


      Year         Percentage                  Year         Percentage
- ----------------   ----------            ----------------   ----------
2000  ............                       2002  ............

2001  ............                       2003  ............


and 100% at February 15, 2004; provided that if the date fixed for redemption is
                               -------------
a February 15 or August 15, then the interest payable on such date shall be paid to the holder of record on the next preceding February 1 or August 1, respectively.

        Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 60 days following the original issuance of the Debentures and prior to the close of business on February 15, 2004, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day next preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to exchange the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into Exchange Property, as said Exchange Property shall be constituted at the date of exchange, obtained by dividing the principal amount of this Debenture or portion thereof to be exchanged by the Exchange Price, which shall initially be equivalent to an exchange rate of ________ shares of Armor All Common Stock for each $1,000 principal amount of Debentures, or such Exchange Price as adjusted from time to time as provided in the Indenture, upon surrender of this Debenture, together with an exchange notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless any securities included in the Exchange Property issuable on exchange are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any exchange; provided, however, that if this Debenture shall be
                        -----------------
surrendered for exchange during the period from the close of business on any record date for the payment of interest through the close of business on the Business Day next preceding the following interest payment date, this Debenture (unless it or the portion being exchanged shall have been called for redemption on a date in such period) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being exchanged. No fractional shares or interests will be issued upon any exchange, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fractional share or interest which would otherwise be issuable upon the surrender of any Debenture or Debentures for exchange.

        Any Debentures called for redemption, unless surrendered for exchange on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Debentures at an amount equal to the applicable redemption price, together with accrued interest to the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Debentures from the holders thereof and exchange them into Exchange Property and to make payment for such Debentures as aforesaid to the Trustee in trust for such holders.

        Upon due presentment for registration of transfer of this Debenture at the Corporate Trust Office of the Trustee, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in substitution thereof, subject to the limitations provided in the

Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

        The Company, the Trustee, the Exchange Agent, any authenticating agent, any paying agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture registrar), for the purpose of receiving payment hereof, or on account hereof, for the exchange hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor the Exchange Agent nor any Debenture registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

        No recourse for the payment of the principal of or any premium or interest on this Debenture, or for any claim based hereon or otherwise in respect hereto, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                    Terms used in this Debenture and defined in the Indenture are used herein as therein defined.

                                 ABBREVIATIONS


        The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -    as tenants in common   UNIF GIFT MIN ACT -
  TEN ENT -    as tenants by the      ________________ Custodian
               entireties                 (Cust)
  JT TEN  -    as joint tenants with  ________________ under
               right of survivorship      (Minor)
               and not as tenants in
               common                 Uniform Gifts to
                                      Minors Act _______________
                                                    (State)

                   Additional abbreviations may also be used
                         though not in the above list.

                           [FORM OF EXCHANGE NOTICE]

                                EXCHANGE NOTICE


To:  The First National Bank of Chicago

     The undersigned registered owner of this Debenture hereby irrevocably exercises the option to exchange this Debenture, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Armor All Products Corporation Common Stock and other Exchange Property in accordance with the terms of the Indenture referred to in this Debenture, and directs that any shares of Armor All Products Corporation Common Stock or other Exchange Property deliverable upon such exchange, together with any check in payment for fractional shares or interests and any Debentures representing any unexchanged principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares of Armor All Products Corporation Common Stock or other Exchange Property or any portion of this Debenture not exchanged are to be issued in the name of a person other than the undersigned, the undersigned will so indicate below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Debenture.

Dated:
        -----------------------


                               -------------------------------------


                               -------------------------------------
                               Signature(s)


Signature(s) must be guaranteed by
a commercial bank or trust company
or a member firm of a major stock
exchange if shares of Armor All
Products Corporation Common Stock
or other Exchange Property are to
be issued, or Debentures to be
delivered, other than to and in
the name of the registered holder.



- ------------------------------
Signature Guarantee

Fill in for registration of shares
of Armor All Products Corporation
Common Stock or other Exchange
Property if to be issued, and
Debentures if to be delivered,
other than to and in the name of
the registered holder:


- -------------------------------
(Name)


- -------------------------------
(Street Address)


- -------------------------------
(City, State and Zip Code)

Please print name and address

                                       Principal amount to be
                                       exchanged (if less than all):
                                       $
                                        ---------------


                                       ---------------------------
                                       Social Security or Other
                                       Taxpayer Identification
                                       Number

                              [FORM OF ASSIGNMENT]


     For value received ______________________________ hereby sells(s), assign(s) and transfer(s) unto ________________________________________ (Please insert Social Security or other identifying number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints __________________ ________________________ attorney to transfer the said Debenture on the books of the Company, with full power of substitution in the premises.

Dated:
       --------------------------

- ---------------------------------

- ---------------------------------
Signature(s)


Signature(s) must be guaranteed by
a commercial bank or trust company
or a member firm of a major stock
exchange


- ---------------------------------
Signature Guarantee

NOTICE: The signature on the exchange notice or the assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                 [FORM OF OPTION TO EXERCISE REPURCHASE RIGHT]


To:  The First National Bank of Chicago

     The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from The First National Bank of Chicago (the "Exchange Agent") as to the triggering of a Repurchase Right with respect to this Debenture and requests and instructs the Exchange Agent to repay the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture to the registered holder hereof.


Dated:
        ------------------


                              ------------------------------


                              ------------------------------
                              Signature(s)


                              ------------------------------
                              Social Security or Other Taxpayer
                              Identification Number


                              Principal amount to be repaid (if
                              less than all): $
                                               -------------